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                                  EXHIBIT (7)

                              CONSENT OF AUDITORS
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                        Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" in the Prospectus and to the use of our report dated February 18, 2000 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in Post-Effective Amendment No. 3 to the Registration Statement (Form S-6 No. 33-92226) and related Prospectus of PFL Endeavor Variable Life.


                                                     /s/  Ernst & Young, LLP

Des Moines, Iowa
April 24, 2000